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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report  (Date of Earliest Event Reported):  July 21, 1997


                                CONCEPTUS, INC.
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                0-27596            94-3170244
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
 of Incorporation)                  File Number)      Identification No.)


                              1021 Howard Avenue
                             San Carlos, CA  94070
             (Address of Principal Executive Offices and Zip Code)


                                (415) 802-7240
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

     On July 21, 1997, Conceptus, Inc., a Delaware corporation (the "Company"), announced the commencement of international sales of its ERA (Endometrial Resection and Ablation) Resectoscope Sheath. Further details regarding this announcement are contained in the Company's press release dated July 21, 1997 attached as an exhibit hereto and incorporated by reference herein.

     On July 24, 1997, the Company announced its financial results for the second quarter ended June 30, 1997. Further details regarding this announcement are contained in the Company's press release dated July 24, 1997 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

     Exhibit 99.1   Conceptus, Inc. Press Release dated July 21, 1997.

     Exhibit 99.2   Conceptus, Inc. Press Release dated July 24, 1997.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CONCEPTUS, INC.


Date:  July 24, 1997          By:
                                 -------------------------------------------
                                  Sanford Fitch
                                  Senior Vice President and Chief
                                  Financial Officer


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                                CONCEPTUS, INC.

                               INDEX TO EXHIBITS


Exhibit
Number
-------
  99.1         Press Release dated July 21, 1997

  99.2         Press Release dated July 24, 1997